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
[LOGO OF JOHN HANCOCK]                                                                 John Hancock Variable Life Insurance Company,
                                                                    Which will sometimes hereinafter be referred to as "the Company"
                                                                                                                       Regular Mail:
                                                                                       [John Hancock Variable Life Insurance Company
In order to complete the processing of your application,                                                             P.O. Box  62137
this form must be signed and either:                                                                      Baltimore, MD  21264-2137]
1. Faxed to [(703) 443-8940] and the initial premium
   mailed to the address at the right, or                                                                           [Overnight Mail:
2. Mail both the signed application and the initial                                              John Hancock Annuity Service Center
   premium to the address at the right.                                                                              529 Main Street
                                                                                                             Charlestown, MA  02129]


                                                                 If you have any questions or need assistance with this form, please
[Variable Deferred Annuity Application]                          contact us at [1-877-569-3789]
====================================================================================================================================
Note:              Owner:                                                       Joint Owner:
Maximum age of
contract
owner is 85.       --------------------------------------------------------     ----------------------------------------------------
                   Full Legal Name                                              Full Legal Name

                   --------------------------------------------------------     ----------------------------------------------------
                   Street Address                                               Street Address

                   --------------------------------------------------------     ----------------------------------------------------
                   Street Address (continued)                                   Street Address (continued)

                   --------------------------------------------------------     ----------------------------------------------------
                   City, State Zip                                              City, State Zip

                   --------------------------------------------------------     ----------------------------------------------------
                   Email Address/Phone                                          Email Address

                   --------------------------------------------------------     ----------------------------------------------------
                   Social Security # or Tax ID                                  Social Security # or Tax ID

                   --------------------------------------------------------     ----------------------------------------------------
                   Date of Birth     Gender                                     Date of Birth     Gender

====================================================================================================================================
Annuitant
(if other than
owner)             --------------------------------------------------------
                   Full Legal Name

                   --------------------------------------------------------
                   Social Security # or Tax ID

                   --------------------------------------------------------
                   Date of Birth     Gender

====================================================================================================================================
Beneficiary
Information
                   --------------------------------------------------------     ----------------------------------------------------
                   Name                                                         Social Security # or Tax ID

====================================================================================================================================
Contract
Type               [Non-Qualified, Traditional IRA, Roth IRA]

====================================================================================================================================

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156-DVA-00


====================================================================================================================================

Variable          During the Right To Cancel period any premiums will be allocated to the JH Money Market variable investment
Investment        option.  After the Right To Cancel period, please allocate my initial purchase payment of  $__________ as follows:

Allocation
This allocation   Each selection must be whole percentages and the total must equal 100%
will apply to
future           [Variable Investment Options
purchase         ----------------------------
payments
unless           __% T. Rowe Price Large Cap Value    __% JH Funds V.A. Strategic Income       __% Wellington Small/Mid Cap Growth
otherwise        __% Goldman Large Cap Value Core     __% Wellington Large/Mid Cap Value       __% MFS New Discovery Series
specified        __% JH Funds V.A. Financial          __% AIM V.I. Value                       __% Janus Aspen Worldwide Growth
through the          Industries                       __% AIM V.I. Growth                      __% Rowe Price-Fleming International
Electronic       __% State Street Equity Index        __% Janus Aspen Global Technology            Opportunities
Service Center   __% Fidelity VIP Contrafund          __% MFS Research Series                  __% Fidelity VIP Overseas Equity
                 __% Alliance Large Cap Aggressive    __% Janus Mid Cap Growth                 __% Capital Guardian Global Balanced
                     Growth                           __% Boston Co. Small/Mid Cap Value       __% JH Money Market
                 __% MFS Growth Series                __% Goldman Small/Mid Cap CORE           __% IIA Short-Term Bond
                 __% Capital Guardian Global Bond     __% Capital Guardian Small Cap Equity    __% JH Funds Active Bond]
                 __% Morgan Stanley Emerging          __% JH Funds Small Cap Growth
                     Markets Equity
                 __% Wellington High Yield Bond
                 __% Fidelity VIP Growth

====================================================================================================================================



Replacements     Will the proposed contract replace any existing annuity or insurance contract (including any John Hancock Life Insurance
                 Co. contracts), which have been or are being reduced in premium amount, placed on paid-up, or surrendered?


                 ---------------------------------------------------------------
                   Annuitant/Insured on Existing Policy


                 ---------------------------------------------------------------
                   Issuing Company


                 ---------------------------------------------------------------
                   Address


                 ----------------------------  ---------------------------------
                   Policy No.                    Approximate Amount $

================================================================================
Electronic       If you agree, we will deliver all notices, documents, and other
Servicing        information relating to your contract to your e-mail address
Center           or, in some cases, to your personal account folder located at
                 [http://www.annuitynet.com](the "Electronic Servicing Center"), until you revoke your consent. You may revoke your consent to further delivery of electronic documents at any time by writing to our Administrative Servicing Office. An electronic delivery of notices, documents and information will be deemed to have been made at the time that it is posted to your e-mail address on record with the Company. We also reserve the right to deliver documents to you on paper at any time should the need arise.

                 To view, download, or print electronic documents, you must have access to the Internet, maintain a valid e-mail address, and install [Adobe Acrobat Reader] on your computer.

                 You may obtain a paper copy of any document relating to your contract by writing to our Administrative Servicing Office. Please indicate which documents you want to receive on paper and provide us with your mailing address. We may charge a fee for producing paper copies of documents that have been delivered to you electronically.

                 You may update your e-mail address by contacting the Electronic Servicing Center.


================================================================================

================================================================================
Automatic Bank
Draft

                 -----------------------------   -----------------------------
                   Bank name                        ABA Number


                 -----------------------------   -----------------------------
                   Bank Street Address              City, State Zip


                 -----------------------------   -----------------------------


                   $
                 -----------------------------   -----------------------------
                   Initial Amount                   Checking Account #


                 -----------------------------   -----------------------------
                   Additional Monthly Amount        Monthly Start Date

                   I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of John Hancock Variable Life Insurance Company, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of John Hancock Variable Life Insurance Co. to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. In addition to regular bank draft, I/we authorize such ad hoc drafts as are requested through the Company's Servicing Office. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

------------
Sign Here
------------

                 ---------------------------------------------------
                    Signature(s) EXACTLY as shown on bank records

                 ---------------------------------------------------
                   Print full legal name(s)          Date

                 ---------------------------------------------------
                    Signature(s) EXACTLY as shown on bank records

                 ---------------------------------------------------
                   Print full legal name(s)          Date

================================================================================
Special
Requirements
Section
================================================================================

                   Authorizations/Consents and Taxpayer Identification Number Certification

                   I/We acknowledge receipt of a current prospectus. I/We have read and completed, as appropriate, all items contained in this application and declare all statements are true to the best of my/our knowledge and belief. I/We hereby certify to the best of my/our knowledge and belief that the taxpayer identification number(s), as listed on this Application, is true and complete.

                   I/We hereby authorize John Hancock Variable Life Insurance Company to accept any instructions received through the Servicing Office from any person who can furnish proper identification. I/We agree that John Hancock Variable Life Insurance Co. is not liable for any loss arising from following such instructions. If I/we are investing in this Variable Annuity through a retirement plan or IRA, I/we understand that I/we are not receiving any additional tax-deferred benefit from the Variable Annuity.

                   I/We hereby agree to the terms and conditions of use respecting the Electronic Servicing Center, and consent to receive notices, documents, and other information relating to the contract being applied for through the Electronic Servicing Center as described above.

                   I/We acknowledge that the contractual payments and accumulation values under the variable annuity provisions of the contract being applied for are variable and are not guaranteed as to fixed dollar amounts.

------------
Sign Here
------------
                 ---------------------------------------------------
                   Signature of Contract Owner           Date


                 ---------------------------------------------------
                   Full Name of Contract Owner


                 ---------------------------------------------------
                   Application Signed at (City and State)


                 ---------------------------------------------------
                   Signature of Joint Contract Owner     Date


                 ---------------------------------------------------
                   Full Name of Joint Contract Owner


                 ---------------------------------------------------
================================================================================

State Disclosures
[For all states except CO, DC, KY, NJ, OH, OK, PA and VA:

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

For Arizona Residents Only:

On written request, we are required to provide within a reasonable time, reasonable factual information regarding the benefits and provisions of the annuity contract of yours. If for any reason, you are not satisfied with the annuity contract you may return it within ten days after the contract is delivered and receive a refund of all monies paid. For variable annuity contracts, the refund shall equal the sum of the difference between the premiums paid, including any policy or contract fees or other charges, and the amounts allocated to any separate accounts under the policy or contract, and the value of the amounts allocated to any separate accounts under the policy or contract on the date the returned contract is received by the insurer or its agent.

For District of Columbia Residents only:

WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

For Kentucky Residents only:

Any person who knowingly and with the intent to defraud any insurance company or other persons, submits an application or files a statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any facts, material thereto, commits a fraudulent act, which is a crime.

For New Jersey Residents only:

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For Ohio Residents only:

Any person who knowingly and with intent to defraud any insurance company or other persons, submits an application or files a claim containing any materially false information, or conceals for the purpose of misleading, information concerning any facts, material thereto, commits a fraudulent act, which is a crime.

For Oklahoma Residents only:

WARNING: Any person who knowingly and with intent to injure, defraud, or deceive any insurer, makes a claim for the proceeds of an annuity containing any false, incomplete or misleading information is guilty of a felony.

For Pennsylvania Residents only:

Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

For Virginia Residents only:

Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.]

156-DVA-00